Vanguard Mid-Cap Growth Fund

Supplement Dated December 17, 2018 to the Prospectus and Summary Prospectus Dated February 22, 2018

Restructuring of the Investment Advisory Team

The Board of Trustees of Vanguard Whitehall Funds, on behalf of Vanguard Mid-Cap Growth Fund, has approved a restructuring of the Fund’s investment advisory team, removing William Blair Investment Management, LLC (William Blair), as an investment advisor for the Fund. All references to William Blair and all other details and descriptions regarding William Blair’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are hereby deleted in their entirety. In addition, the Board of Trustees has approved Frontier Capital Management Co., LLC (Frontier Capital), and Wellington Management Company LLP (Wellington Management) as new investment advisors for the Fund.

The Fund operates under the terms of an SEC exemption, whereby the Fund’s Board of Trustees may, without prior approval from shareholders, hire a new advisor. Vanguard may also recommend to the Board of Trustees of the Fund that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

Finally, Paul Leung has been added as a portfolio manager with Victory Capital Management Inc. (Victory Capital) through its RS Investments franchise.

Prospectus and Summary Prospectus Text Changes

Under the heading “Investment Advisors,” the following is added:

Frontier Capital Management Co., LLC (Frontier Capital) Wellington Management Company LLP (Wellington Management)

Under the heading “Investment Advisors” and the subheading “Portfolio Managers,” the following is added:

Paul Leung, CFA, Portfolio Manager and member of the RS Investments Growth Team at Victory Capital. He has co-managed a portion of the Fund since December 2018.

Stephen M. Knightly, CFA, President of Frontier Capital. He has co-managed a portion of the Fund since December 2018.

Christopher J. Scarpa, Vice President of Frontier Capital. He has co-managed a portion of the Fund since December 2018.

Timothy N. Manning, Managing Director and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Fund since December 2018.

Prospectus Text Changes

Under the heading “Securities Selection,” add the following:

Frontier Capital Management Co., LLC (Frontier Capital), employs a fundamental, bottom-up, and research-intensive investment approach to select mid-cap growth stocks. Frontier Capital seeks companies with above-average mid-cap growth prospects and competitive advantages that will allow them to earn superior rates of return on capital over a business cycle. The approach attempts to balance growth prospects with reasonable valuation and is long-term in nature; investment time frames are typically three–five years.

Wellington Management Company LLP (Wellington Management) uses traditional methods of stock selection—fundamental research and analysis—to identify companies that it believes have above-average growth prospects. Wellington Management believes there is a short-term bias in equity markets that rewards near-term cyclical growth and creates opportunity for long-term growth. The team focuses on sustainable earnings power and develops bottom-up valuations based on return on investment capital forecasts, price-to-sales, and quantitative risk factors. Wellington Management seeks to control risk by emphasizing larger positions in established growth stocks and holding smaller positions in emerging names.

Under the heading “The Fund and Vanguard” and the subheading “Investments Advisors,” the following is added where appropriate:

• Frontier Capital Management Co., LLC, 99 Summer Street, Boston, MA 02110, is an investment advisory firm founded in 1980. As of October 31, 2018, Frontier Capital managed approximately $14.3 billion in assets.

• Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2018, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets.

Stephen M. Knightly, CFA, President of Frontier Capital. He has worked in investment management since 1989, has been with Frontier Capital since 1992, and has co-managed a portion of the Fund since December 2018. Education: B.S., Lehigh University; M.B.A., The Wharton School of the University of Pennsylvania.

Christopher J. Scarpa, Vice President of Frontier Capital. He has worked in investment management since 1998, has been with Frontier Capital since 2001, and has co-managed a portion of the Fund since December 2018. Education: B.A., Tufts University; M.B.A., Harvard Business School.

Paul Leung, CFA, Portfolio Manager and member of the RS Investments Growth Team at Victory Capital. He has worked in investment management since 1999, has been with RS Investments since 2012, and has co-managed a portion of the Fund since December 2018. Education: B.A., Cornell University.

Timothy M. Manning, Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1996, has been with Wellington Management since 2007, has managed investment portfolios since 2014, and has managed a portion of the Fund since December 2018. Education: B.S., Boston University.

CFA® is a registered trademark owned by CFA Institute.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 301 122018

Vanguard Whitehall Funds

Supplement Dated December 17, 2018 to the Statement of Additional Information Dated February 22, 2018

Restructuring of the Investment Advisory Team

The Board of Trustees of Vanguard Whitehall Funds, on behalf of Vanguard Mid-Cap Growth Fund, has approved a restructuring of the Fund’s investment advisory team, removing William Blair Investment Management, LLC (William Blair), as an investment advisor for the Fund. All references to William Blair and all other details and descriptions regarding William Blair’s management of certain assets of the Fund in the Statement of Additional Information are hereby deleted in their entirety. In addition, the Board of Trustees has approved Frontier Capital Management Co., LLC (Frontier Capital), and Wellington Management Company LLP (Wellington Management) as new investment advisors for the Fund.

Under the heading “Investment Advisory and Other Services,” the following is added to or replaced in the list of investment advisors:

n Wellington Management Company LLP (Wellington Management) provides investment advisory services for a portion of Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund.

n Frontier Capital Management Co., LLC (Frontier Capital) provides investment advisory services for a portion of Vanguard Mid-Cap Growth Fund.

The following is added under the heading “III. Vanguard Mid-Cap Growth Fund” under “1. Other Accounts Managed” and “4. Ownership of Securities” for the subheading “A. Victory Capital Management Inc. (Victory Capital)”:

Paul Leung co-manages a portion of Vanguard Mid-Cap Growth Fund. As of October 31, 2018, Mr. Leung co-managed 11 other registered investment companies with total assets of $5.1 billion (advisory fees not based on account performance), 6 other pooled investment vehicles with total assets of $536.5 million (advisory fees not based on account performance), and 3 other accounts with total assets of $132.6 million (advisory fees based on account performance for 2 of these accounts with total assets of $124 million.

As of October 31, 2018, Mr. Leung did not own any shares of Vanguard Mid-Cap Growth Fund.

The following is added under the heading “III. Vanguard Mid-Cap Growth Fund”:

B. Wellington Management Company LLP (Wellington Management)

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. As of October 31, 2018, the firm is owned by 156 partners, all fully active in the business of the firm. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.

1. Other Accounts Managed

Tim N. Manning manages a portion of Vanguard Mid-Cap Growth Fund. As of October 31, 2018, Mr. Manning managed 5 other pooled investment vehicles with total assets of $169.9 million (advisory fees not based on account performance), and 6 other accounts with total assets of $776.6 million (advisory fees not based on account performance).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Portfolio’s manager listed in the prospectus, who is primarily responsible for the day-to-day management of the Wellington Management Portfolio (Portfolio Manager), generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Wellington Management Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Wellington Management Portfolio.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Portfolio, or make investment decisions that are similar to those made for the Wellington Management Portfolio, both of which have the potential to adversely impact the Wellington Management Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Wellington Management Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts previously identified.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fee earned with respect to the Wellington Management Portfolio. The following information relates to the fiscal year ended October 31, 2018.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the named Portfolio Manager listed in the prospectus, who is primarily responsible for the day-to-day management of the Fund, includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Portfolio is linked to the net pre-tax performance of the Wellington Management Portfolio compared to the Russell Midcap Growth Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

4. Ownership of Securities

As of October 31, 2018, Mr. Manning did not own any shares of Vanguard Mid-Cap Growth Fund.

C. Frontier Capital Management Co., LLC (Frontier Capital)

Frontier Capital is a registered investment advisor founded in 1980. Affiliated Managers Group, Inc., a publicly traded asset management company with equity investments in a diverse group of investment management firms, indirectly owns a controlling interest in Frontier Capital.

1. Other Accounts Managed

Stephen M. Knightly and Christopher J. Scarpa co-manage a portion of Vanguard Mid-Cap Growth Fund. As of

October 31, 2018, Mr. Knightly and Mr. Scarpa co-managed 3 other registered investment companies with total assets of $3.2 billion (advisory fees not based on account performance), 1 other pooled investment vehicle with total assets of $164 million (advisory fee not based on account performance), and 34 other accounts with total assets of $1.6 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

Frontier Capital generally manages all accounts with the same investment philosophy and uses the same investment process, thus limiting contrary positions among accounts.

In connection with its management of clients’ accounts, Frontier Capital is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier Capital’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid-cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier Capital has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Frontier Capital’s portfolio manager compensation structure is designed to align the interests of portfolio managers with those of the shareholders whose assets they manage. Frontier Capital’s portfolio manager compensation program consists of a base salary, an annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier Capital’s portfolio managers are partners at Frontier Capital, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

4. Ownership of Securities

As of October 31, 2018, Mr. Knightly and Mr. Scarpa did not own any shares of Vanguard Mid-Cap Growth Fund.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 934D 122018